UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On October 31, 2012, STERIS Corporation (“STERIS” or “Company”) issued a press release announcing financial results for its fiscal 2013 second quarter ended September 30, 2012. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Further, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on October 31, 2012 regarding its results of operations and financial condition for its fiscal 2013 second quarter ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ Michael J. Tokich
Michael J. Tokich
Senior Vice President and Chief Financial Officer

Date: October 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on October 31, 2012 regarding its results of operations and financial condition for its fiscal 2013 second quarter ended September 30, 2012.

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